UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):            January 26, 2026

AMREP CORPORATION
(Exact name of registrant as specified in its charter)

Oklahoma	1-4702	59-0936128
(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

850 West Chester Pike, Suite 205, Havertown, PA	19083
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (610) 487-0905

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $.10 par value	AXR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer.

On January 26, 2026, the Board of Directors (the “Board”) of AMREP Corporation (the “Company”) appointed Timothy S. McNaney as a member of the Board effective as of January 27, 2026. There was no arrangement or understanding between Mr. McNaney and any other persons pursuant to which Mr. McNaney was selected as a director. Mr. McNaney has not been, and is not expected to be, named to any committees of the Board. On January 26, 2026, the Board terminated the policy that each current non-employee director is expected to maintain ownership of at least 30,000 shares of common stock of the Company.

Timothy McNaney, age 56, co-founded Twilight Homes of New Mexico, LLC in 2003 and served as its co-President from the company’s inception until his retirement in July 2025. At the time of his retirement, Twilight was one of the largest privately held and locally headquartered homebuilders in New Mexico. Prior to founding Twilight, Mr. McNaney worked in land development and in residential and commercial real estate. He holds a Bachelor of Business Administration in real estate and finance and is a Certified Commercial Investment Member (CCIM). Mr. McNaney’s qualifications to serve on the Board include his extensive experience in homebuilding and land development, as well as his deep knowledge of the New Mexico real estate market.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Prior to January 26, 2026, the Board was a classified board divided into three classes, namely, Class I, Class II and Class III. Class II and III each consist of one director and Class I consists of two directors. On January 26, 2026, the Board, effective as of January 27, 2026, increased the size of the Board from four members to five members, increased the number of Class III directors from one director to two directors (Mr. McNaney is a Class III director) and amended Section 1(a) of Article III of the By-Laws of the Company to provide that the Board consists of five directors.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	By-laws, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMREP Corporation

Date: January 26, 2026	By:	/s/ Christopher V. Vitale
Name: Christopher V. Vitale
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	By-laws, as amended.